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                                                                  Exhibit 10.13

                              EXTENSION SUPPLEMENT

         EXTENSION SUPPLEMENT, dated as of May 31, 1999 (this "Supplement"), between Northstar Health Services, Inc., a Delaware corporation (the "Borrower"), Cerberus Partners, LP and Bear, Stearns & Co. Inc. (collectively, the "Lenders").

                                   WITNESSETH

         WHEREAS, IBJ Schroder Bank & Trust Company (the "Agent") and the Borrower are parties to that certain Forbearance Agreement, dated as of August 18, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Forbearance Agreement"); and

         WHEREAS, the Forbearance Agreement shall by its terms terminate on May 31, 1999 (the "Old Forbearance Termination Date");

         WHEREAS, the Borrower has requested that the Old Forbearance Termination Date be extended as contemplated by Section 4 of the Forbearance Agreement, and the Agent and the Lenders are willing to agree to such extension but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. Definitions. Terms defined in or by the reference in the Forbearance Agreement are used herein as therein defined.

         2. Forbearance Termination Date. The Forbearance Termination Date is hereby extended to July 31, 1999 (the "New Forbearance Termination Date").


         3. Effectiveness. This Supplement shall become effective upon the receipt by the Lenders of evidence satisfactory to the Lenders that this Supplement has been executed and delivered by the Borrower.

         4. Representations and Warranties. To induce the Lenders to enter into this Supplement, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the extension of the Forbearance
Termination Date and the other modifications to the Forbearance Agreement provided for herein, the representations and warranties contained in the Forbearance Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Forbearance Event of Default will have occurred and be continuing.


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         5. No Other  Modifications.  Except as expressly  modified hereby,  the
Forbearance Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modifcation of any provision thereof.

         6. No Waiver. The parties hereto agree that the Agent and the Lenders have not waived or consented to any Default or Event of Default, waived any right or remedy they may have with respect to any such Default or Event of Default, or agreed to any modification or waiver of any of the terms and provisions of the Loan Documents.

         7. Counterparts. This Supplement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. Applicable Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9. Payment of Principal. In addition to the monthly interest payable by the Borrower to the Lenders, on (a) June 1, 1999, the Borrower shall pay an aggregate of $100,000 to the Lenders which payment shall represent the monthly principal installment due on June 1, 1999 under the latest draft of the Amended and Restated Loan Agreement and (b) July 1, 1999, the Borrower shall pay an aggregate of $100,000 to the Lenders which payment shall represent the monthly principal installment due on July 1, 1999 under the latest draft of the Amended and Restated Loan Agreement. In the event that the Borrower shall fail to make any such payment, the Lenders reserve the right to immediately terminate this forbearance extension prior to the New Forbearance Termination Date.

         10. Interest Rate. The parties hereby agree that effective as of April 1, 1999, the Interest Rate on the Loans shall be calculated as the sum of (a) the higher of (x) the Prime Rate (as defined in the Loan Documents) and (y) the Federal Funds Rate plus 0.5%, plus (b) 2.125%.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS  WHERE OF, the  parties  hereto  have  caused  this
         Supplement to be duly executed and delivered as of the day and year first above written.


                                      NORTHSTAR HEALTH SERVICES, INC.



                                      By /s/ Thomas W. Zaucha
                                         ------------------------------
                                         Name: Thomas W. Zaucha
                                         Title: President & CEO


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                                      CERBERUS PARTNERS, L.P.



                                      By
                                         ------------------------------
                                         Name:  Joyce Johnson-Miller
                                         Title:  Managing Director



                                      BEAR, STERNS & CO. INC.



                                      By
                                         ------------------------------
                                         Name: Gregory A. Hanley
                                         Title: Senior Managing Director



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                                      IBJ SCHRODER BANK & TRUST COMPANY



                                      By
                                         ------------------------------
                                         Name:
                                         Title:



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